NORTHWESTERN                                                        News Release
CORPORATION                                                             NYSE:NOR



Contacts:

Investors/Media:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com


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                NORTHWESTERN CORPORATION COMPLETES REORGANIZATION
                          OF MONTANA UTILITY OPERATIONS
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SIOUX FALLS, S.D. - Nov. 20, 2002 - NorthWestern Corporation (NYSE:NOR) today announced that it has completed its previously announced plan to restructure its Montana utility operations as a division of NorthWestern Corporation. The restructuring involved the intra-company transfer of substantially all of the assets and liabilities of NorthWestern Energy, L.L.C. to NorthWestern Corporation. NorthWestern Energy, L.L.C. had substantially been comprised of the former Montana Power Company transmission and distribution business acquired by NorthWestern in February 2002.

    "This action completes our previously announced plan to hold our regulated utility operations at the parent level as operating divisions of NorthWestern Corporation in what is known as a 'flat structure'," said Eric Jacobsen, NorthWestern senior vice president and general counsel. "Our Montana utility operations will be conducted by the NorthWestern Energy division of NorthWestern Corporation and its operations and customers will not be affected by the structural change."

    About NorthWestern

    NorthWestern Corporation, a FORTUNE 500 company, is a leading provider of services and solutions to more than 2 million customers across America in the energy and communications sectors. NorthWestern's partner businesses include NorthWestern Energy, a provider of electricity, natural gas and related services to customers in Montana, Nebraska and South Dakota; Expanets, the largest mid-market provider of networked communications solutions and services in the United States; and Blue Dot, a leading provider of air conditioning, heating, plumbing and related services.

    Forward-Looking Statements

    STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: All statements contained herein, as well as statements made in press releases and oral statements that may be made by us or by officers, directors or employees

                                    - More -


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NorthWestern Corporation Completes Reorganization of Montana Utility Operations
Nov. 20, 2002
Page 2



acting on our behalf, that are not statements of historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Among the factors that could cause our actual results or outcomes to differ materially are: the adverse impact of weather conditions and seasonal fluctuations; unscheduled generation outages, maintenance or repairs; unanticipated changes to fossil fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; developments in the federal and state regulatory environment and the terms associated with obtaining regulatory approval and rate orders; costs associated with environmental liabilities and compliance with environmental laws; the rate of growth and economic conditions in our service territories and those of our subsidiaries; the speed and degree to which competition enters the industries and markets in which our businesses operate; the timing and extent of changes in interest rates and fluctuations in energy-related commodity prices; risks associated with acquisitions, transition and integration of acquired companies, including NorthWestern Energy, L.L.C. and the Growing and Emerging Markets Division of Lucent Technologies, Inc., and the implementation of information systems and realization of efficiencies in excess of any related restructuring charges; a lack of minority interest basis, which requires us to recognize an increased share of operating losses at certain of our subsidiaries; our ability to recover transition costs; disallowance by the Montana Public Service Commission of the recovery of the costs incurred in entering into our default supply portfolio contracts while we are required to act as the "default supplier"; disruptions and adverse effects in the capital market due to the changing economic environment; our credit ratings with Moody's, Standard & Poor's and Fitch; potential delays in financings or Securities and Exchange Commission filings because we changed auditors; our substantial indebtedness, which could limit our operating flexibility and ability to borrow additional funds; our ability to obtain additional capital to refinance our indebtedness that is scheduled to mature and for working capital purposes; changes in customer usage patterns and preferences; possible future actions and developments of CornerStone Propane Partners L.P.; and changing conditions in the economy and capital markets and other factors identified from time to time in our filings with the SEC.



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NorthWestern Corporation Completes Reorganization of Montana Utility Operations
Nov. 20, 2002
Page 3


This news release should be read in conjunction with our Annual Report on Form 10-K for 2001, as amended, and any subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, which can be located at www.sec.gov or requested from the Company.

    Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors.

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